                                                                  EXHIBIT 10.8.2

                                                               February 19, 1998

                                 SIGNATURE COPY

                         AMENDMENT 2 TO AGREEMENT V1967

This Amendment to the Agreement for ASIC Design and Purchase of Products ("Amendment 2") is made and entered into between Juniper Networks ("Buyer"), and IBM Microelectronics ("IBM"). This Amendment 2 shall be effective as of the last date signed below (the "Effective Date").

WHEREAS IBM and Buyer are parties to the Agreement for ASIC Design and Purchase of Products, Agreement Number V1967 having an effective date of August 26, 1997 (the "Agreement");

WHEREAS IBM and Buyer desire to amend the Agreement as set forth herein;

NOW THEREFORE the parties hereby agree as follows:

1. Additional Product Attachments: Attached hereto as an addition to the Agreement are Product Attachments for Chip K.

2. No Other Amendment or Modification. Except as expressly set forth in this Amendment 2, the Agreement as amended remains in full force and effect without modification. The terms and conditions of this Amendment 2 and the Agreement shall not be modified or amended except by a writing signed by authorized representatives of both parties.

3. Entire Agreement. The Agreement, as amended, sets forth the entire agreement and understanding between the parties, and supersedes and cancels all previous negotiations, agreements, commitments and writings, in respect to the subject matter hereof, and neither party hereto shall be bound by any term, clause, provision or condition except as expressly provided in the Agreement as amended herein or as duly set forth on or subsequent to the date hereof in writing, signed by duly authorized representatives of the parties.

Agreed to:                                 Agreed to:
     INTERNATIONAL BUSINESS                JUNIPER NETWORKS
     MACHINES CORPORATION

     By: /s/ PETER D. HANSEN               By: /s/ GARY HEIDENREICH
         ---------------------------           ------------------------------
            Authorized Signature                    Authorized Signature

     Name: Peter Hansen                    Name: Gary Heidenreich
     Title: V.P. North America Sales       Title: V.P. of Operations

     Dated: 3/2/98                         Dated: 2-23-98
            ------------------------              ---------------------------


IBM                             Page 1 of 7                   Juniper Networks

                                                               February 19, 1998

                                 SIGNATURE COPY

                                  ATTACHMENT A


                                     [***]


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


IBM                               Page 2 of 7                   Juniper Networks

                                                               February 19, 1998

                                 SIGNATURE COPY


[***]

--------------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


IBM                               Page 3 of 7                   Juniper Networks

                                                               February 19, 1998


                                 SIGNATURE COPY

                                  ATTACHMENT B
                               Deliverable Items
                     [to be customized to the transaction]

[***]


--------------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                               February 19, 1998


                                 SIGNATURE COPY

                                  ATTACHMENT C

[***]


--------------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


IBM                         Page 5 of 7                    Juniper Networks

Amend2K.4.lwp                                       February 19, 1998

                                 SIGNATURE COPY

[***]


--------------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


IBM                               Page 6 of 7                  Juniper Networks

Amend2K.4.1wp


                                                               February 19, 1998

                                 SIGNATURE COPY


[***]


--------------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


IBM                               Page 7 of 7                   Juniper Networks